UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 11, 2005



                           ONSTREAM MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)



           Florida                      000-22849                6500420146
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)




                   1291 SW 29 Avenue, Pompano Beach, FL 33069
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 917-6655
              (Registrant's telephone number, including area code)



         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement

      On October 11, 2005, Onstream Media Corporation (the "Company") entered into a five year note with Neil Berman in the aggregate principal amount of $750,000. The note bears interest at 10.85% per annum and is payable in quarterly installments beginning January 11, 2006. At the Company's option, with the approval of holders of the Company's Series A-10 Preferred Stock and Convertible Debenture holders, both interest and principal may be paid in the form of the Company's securities.

Item 7.01. Regulation FD Disclosure

      A copy of the Company's press release regarding the foregoing is filed herewith with respect to all matters contained therein.

Item 9.01. Financial Statements and Exhibits

      (b)  Exhibits

           99.1     Copy of Press Release of the Company dated October 11, 2005


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  ONSTREAM MEDIA CORPORATION


      Date:  October 12, 2005                     /s/ Randy S. Selman
                                                  ------------------------------
                                                  Randy S. Selman
                                                  Chief Executive Officer











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